Exhibit 10.1

STOCK REDEMPTION AGREEMENT

Dated as of May 11, 2021

This Stock Redemption Agreement (this “Agreement”), dated as of the date first set forth above (the “Closing Date”), is entered into by and between Sugarmade, Inc., a Delaware corporation (“Sugarmade”) and Jimmy Chan (“Mr. Chan”).

RECITALS

WHEREAS, Mr. Chan is a director of Sugarmade, and the holder of 1,500,000 shares of Series B Preferred Stock of Sugarmade (the “Series B Stock”);

WHEREAS, pursuant to the terms and conditions of this Agreement, Mr. Chan desires to sell, and Sugarmade desires to purchase, all of Mr. Chan’s rights, title, and interest in and to 500,000 shares of Series B Stock (the “Shares”) as further described herein;

NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

1. Purchase and Sale. Subject to the terms and conditions of this Agreement, on the Closing Date, Mr. Chan shall sell, assign, transfer, convey, and deliver to Sugarmade, and Sugarmade shall accept and purchase, the Shares and any and all rights in the Shares to which Mr. Chan is entitled, and by doing so Mr. Chan shall be deemed to have assigned all of Mr. Chan’s rights, titles and interest in and to the Shares to Sugarmade. Upon redemption by Sugarmade, the Shares shall be returned to the status of authorized but unissued shares of Series B Stock.

2. Consideration. The consideration for the redemption of the Shares shall be the sum of $1.00 in total (the “Consideration”).

3. Closing; Deliveries; Additional Actions.

3.1.	Closing. The purchase and sale of the Shares (the “Closing”) shall be held on the Closing Date immediately following the execution hereof.

3.2.	Deliveries at Closing. At the Closing, (i) Mr. Chan shall deliver to Sugarmade the stock power as attached hereto as Exhibit A, duly executed by Mr. Chan and (ii) Sugarmade shall deliver to Mr. Chan the Consideration via check. Sugarmade and Mr. Chan acknowledge and agree that the Shares are not certificated.

4. Representations and Warranties of Mr. Chan. Mr. Chan represents and warrants to Sugarmade as set forth below.

4.1.	Right and Title to Shares. Mr. Chan legally and beneficially owns the Shares and no other party has any rights therein or thereto. There are no liens or other encumbrances of any kind on the Shares and Mr. Chan has the sole right to dispose of the Shares. There are no outstanding options, warrants or other similar agreements with respect to the Shares.

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4.2.	Due Authority; No Violation. Mr. Chan has all requisite rights and authority or the capacity to execute, deliver and perform its obligations under this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of Mr. Chan, and no other proceedings on the part of such party are necessary to authorize the execution, delivery and performance of this Agreement or the transactions contemplated hereby or thereby on the part of Mr. Chan. The execution, delivery and performance of this Agreement will not (x) violate, conflict with, or result in the breach, acceleration, default or termination of, or otherwise give any other contracting party the right to terminate, accelerate, modify or cancel any of the terms, provisions, or conditions of any material agreement or instrument to which Mr. Chan is a party or by which it or its assets may be bound or (y) constitute a violation of any material applicable law, rule or regulation, or of any judgment, order, injunctive award or decree of any governmental authority applicable to Mr. Chan or (z) conflict with, result in the breach or termination of any provision of, or constitute a default under (in each case whether with or without the giving of notice or the lapse of time, or both) Mr. Chan’s organizational or operating documents or any order, judgment, arbitration award, or decree to which such Mr. Chan is a party or by which it or any of its assets or properties are bound.

4.3.	Approvals. No approval, authority, or consent of or filing by Mr. Chan with, or notification to, any governmental authority, is necessary to authorize the execution and delivery of this Agreement or the consummation of the transactions contemplated herein.

4.4.	Enforceability. This Agreement has been duly executed and delivered by Mr. Chan and, assuming that this Agreement constitutes the legal, valid and binding obligation of Sugarmade, constitutes the legal, valid, and binding obligation of Mr. Chan, enforceable against Mr. Chan in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application affecting enforcement of creditors’ rights generally.

5. Representations and Warranties of Sugarmade. Sugarmade represents and warrants to Mr. Chan as set forth below.

5.1.	Organization and Standing. Sugarmade is duly organized, validly existing, and in good standing under the laws of the State of Delaware and has all requisite power and authority to own its properties and conduct its business as it is now being conducted. The nature of the business and the character of the properties Sugarmade owns or leases do not make licensing or qualification of such party as a foreign entity necessary under the laws of any other jurisdiction, except to the extent such licensing or qualification have already been obtained.

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5.2.	Due Authority; No Violation. Sugarmade has all requisite rights and authority or the capacity to execute, deliver and perform its obligations under this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of Sugarmade, and no other proceedings on the part of such party are necessary to authorize the execution, delivery and performance of this Agreement or the transactions contemplated hereby or thereby on the part of Sugarmade. The execution, delivery and performance of this Agreement will not (x) violate, conflict with, or result in the breach, acceleration, default or termination of, or otherwise give any other contracting party the right to terminate, accelerate, modify or cancel any of the terms, provisions, or conditions of any material agreement or instrument to which Sugarmade is a party or by which it or its assets may be bound or (y) constitute a violation of any material applicable law, rule or regulation, or of any judgment, order, injunctive award or decree of any governmental authority applicable to Sugarmade or (z) conflict with, result in the breach or termination of any provision of, or constitute a default under (in each case whether with or without the giving of notice or the lapse of time, or both) Sugarmade’s organizational documents, or any order, judgment, arbitration award, or decree to which such Sugarmade is a party or by which it or any of its assets or properties are bound.

5.3.	Approvals. No approval, authority, or consent of or filing by Sugarmade with, or notification to, any governmental authority, is necessary to authorize the execution and delivery of this Agreement or the consummation of the transactions contemplated herein.

5.4.	Enforceability. This Agreement has been duly executed and delivered by Sugarmade and, assuming that this Agreement constitutes the legal, valid and binding obligation of Mr. Chan, constitutes the legal, valid, and binding obligation of Sugarmade, enforceable against Sugarmade in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application affecting enforcement of creditors’ rights generally.

6. Miscellaneous.

6.1.	Further Assurances. From time to time, whether at or following the Closing, each party shall make reasonable commercial efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things reasonably necessary, proper or advisable, including as required by applicable laws, to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement.

6.2.	Expenses. Each of the parties shall pay its own costs that it incurs incident to the preparation, execution, and delivery of this Agreement and the performance of any related obligations, whether or not the transactions contemplated by this Agreement shall be consummated.

6.3.	Fees. Each party hereto agrees to pay the costs and expenses, including reasonable attorneys’ fees, incurred by the prevailing party in litigation, arbitration, administrative proceeding or any other proceeding related to the enforcement or interpretation of any of the terms of this Agreement.

6.4.	Consequential Damages. EACH PARTY HERETO WAIVES ANY AND ALL CLAIMS AGAINST THE OTHER FOR ANY LOSS, COST, DAMAGE, EXPENSE, INJURY OR OTHER LIABILITY WHICH IS IN THE NATURE OF INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES WHICH ARE SUFFERED OR INCURRED AS THE RESULT OF, ARISE OUT OF, OR ARE IN ANY WAY CONNECTED TO THE PERFORMANCE OF THE OBLIGATIONS UNDER THIS AGREEMENT.

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6.5.	Representations and Warranties. All representations, warranties, and agreements made by the parties pursuant to this Agreement shall survive the consummation of the transactions contemplated herein until the expiration of the applicable statute of limitations.

6.6.	Notices. All notices or other communications required or permitted hereunder shall be in writing shall be deemed duly given (a) if by personal delivery, when so delivered, (b) if mailed, three (3) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid and addressed to the intended recipient as set forth below, or (c) if sent through an overnight delivery service in circumstances to which such service guarantees next day delivery, the day following being so sent to the addresses of the parties as indicated on the signature page hereto. Any party may change the address to which notices and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth. Notices to Sugarmade shall be sent to the principal executive offices of Sugarmade and notices to Mr. Chan shall be sent to the address of Mr. Chan as in the books and records of Sugarmade.

6.7.	Choice of Law. This Agreement shall be governed, construed and enforced in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

6.8.	Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.8.

6.9.	Assignment. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their permitted successors and assigns. No party to this Agreement may assign or delegate, by operation of law or otherwise, all or any portion of its rights, obligations or liabilities under this Agreement without the prior written consent of the other party to this Agreement, which any such party may withhold in its absolute discretion.

6.10.	No Third Party Beneficiaries. Nothing in this Agreement shall confer any rights, remedies or claims upon any Person or entity not a party or a permitted assignee of a party to this Agreement.

6.11.	Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by them in accordance with the terms hereof or were otherwise breached and that each party hereto shall be entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches of the provisions hereof and to enforce specifically the terms and provisions hereof, without the proof of actual damages, in addition to any other remedy to which they are entitled at law or in equity. Each party agrees to waive any requirement for the security or posting of any bond in connection with any such equitable remedy, and agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that (a) any other party has an adequate remedy at law, or (b) an award of specific performance is not an appropriate remedy for any reason at law or equity.

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6.12.	Entire Agreement. This Agreement represents the entire understanding and agreement between the parties regarding the subject matter hereof and supersede all prior agreements, representations, warranties, and negotiations between the parties. This Agreement may be amended, supplemented, or changed only by an agreement in writing that makes specific reference to this Agreement or the agreement delivered pursuant to it, and must be signed by all of the parties hereto. This Agreement may not be amended by email or other electronic communications.

6.13.	Interpretation; Etc. The parties have jointly participated in the drafting and negotiation of this Agreement and if an ambiguity or question of interpretation should arise, this Agreement shall be construed as if drafted jointly by the parties thereto and no presumption of burden of proof shall arise favoring or burdening any party by virtue of the authorship of any provision in this Agreement. Whenever possible, each provision of this Agreement shall be interpreted in a manner to be effective and valid under applicable law, but if one or more of the provisions of this Agreement is subsequently declared invalid or unenforceable, the invalidity or unenforceability shall not in any way affect the validity or enforceability of the remaining provisions of this Agreement. In the event of the declaration of invalidity or unenforceability, this Agreement, as modified, shall be applied and construed to reflect substantially the intent of the parties and achieve the same economic effect as originally intended by its terms. In the event that the scope of any provision to this Agreement is deemed unenforceable by a court of competent jurisdiction, or by an arbitrator, the parties agree to the reduction of the scope of the provision as the court or arbitrator shall deem reasonably necessary to make the provision enforceable under the circumstances. The headings contained in this Agreement are intended solely for convenience and shall not affect the rights of the parties to this Agreement.

6.14.	Waiver. Waiver of any term or condition of this Agreement by any party shall only be effective if in writing and shall not be construed as a waiver of any subsequent breach or failure of the same term or condition, or a waiver of any other term or condition of this Agreement.

6.15.	Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signature on each counterpart were on the same instrument. The execution and delivery of a facsimile or other electronic transmission of a signature to this Agreement shall constitute delivery of an executed original and shall be binding upon the person whose signature appears on the transmitted copy.

[Remainder of page intentionally left blank – Signature pages follow]

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IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the Closing Date.

Sugarmade, Inc.

By:	/s/ Jimmy Chan
Name:	Jimmy Chan
Title:	Chief Executive Officer

Jimmy Chan

By:	/s/ Jimmy Chan
Name:	Jimmy Chan

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Exhibit A

IRREVOCABLE STOCK POWER

FOR VALUABLE CONSIDERATION, the receipt of which is hereby acknowledged, Jimmy Chan (“Seller”) hereby assigns, transfers, and conveys to Sugarmade, Inc. a Delaware corporation (the “Company”), all of Seller’s right, title, and interest in and to 500,000 shares of Series B Preferred Stock of the Company, which are not certificated, and hereby irrevocably appoints the Chief Executive Officer and President of the Company, as Seller’s attorney-in-fact to transfer said shares on the books of the Company, with full power of substitution in the premises.

Date: May 11, 2021

Jimmy Chan

By:	/s/ Jimmy Chan
Name:	Jimmy Chan

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